UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2005

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Letter Agreement, dated February 9, 2005
Press Release dated February 9, 2005

Item 1.01. Entry into a Material Definitive Agreement

     On February 9, 2005, WebMD Corporation entered into a letter agreement with Michael A. Singer, who was Executive Vice President, Physician Software Strategies of WebMD and Head of Research and Development and Chief Software Architect of WebMD Practice Services. Under the letter agreement, Mr. Singer has resigned from his positions with WebMD, effective immediately, and has agreed to defer the payment of severance and the receipt of shares of WebMD common stock upon the exercise of his WebMD stock options to which he would otherwise be entitled as a result of his resignation pending a further determination by the Special Committee formed, as previously reported, by the Board of Directors of WebMD to direct WebMD’s investigation of and response to certain allegations raised by the United States Attorney for the District of South Carolina. The letter agreement provides that such severance and stock options will be forfeited by Mr. Singer in the event that the Special Committee determines that there was “cause” (as defined in Mr. Singer’s employment arrangements with WebMD) to terminate his employment. Mr. Singer will continue to be subject to the noncompetition and other restrictive covenants set forth in his employment arrangements. The above summary of the provisions of the letter agreement is qualified in its entirety by reference to the letter agreement itself, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated by reference herein in its entirety.

Item 8.01. Other Events.

     On February 9, 2005, WebMD issued a press release regarding management changes at WebMD Practice Services. Attached hereto as Exhibit 99.2 and incorporated by reference herein is a copy of WebMD’s press release.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed herewith:

99.1	Letter Agreement, dated February 9, 2005, between Michael A. Singer and WebMD Corporation

99.2	Press Release issued by WebMD Corporation, dated February 9, 2005, regarding management changes at WebMD Practice Services

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: February 9, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Letter Agreement, dated February 9, 2005, between Michael A. Singer and WebMD Corporation

99.2	Press Release issued by WebMD Corporation, dated February 9, 2005, regarding management changes at WebMD Practice Services